RECORDATION REQUESTED BY:
Guaranty Bond Bank
c/o Donald W. Capshaw
2801 Richmond Road, #46
Texarkana, Texas 75503
WHEN RECORDED MAIL TO:
Guaranty Bond Bank
c/o Donald W. Capshaw
2801 Richmond Road, #46
Texarkana, Texas 75503
SEND TAX NOTICES TO:
ARHC SCTXRTX001, LLC
5404 Summerhill Road
Texarkana, Texas 75503
DEED OF TRUST AND
ASSIGNMENT OF RENTS AND LEASES
STATE OF TEXAS
COUNTY OF BOWIE
THIS DEED OF TRUST AND ASSIGNMENT OF RENTS AND LEASES (this “Deed of Trust”) dated June 21, 2011, executed by Grantor for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged by Grantor.

Article 1 -	Certain Definitions; Granting Clauses;
Article 2 - Secured Indebtedness
Section 1.Certain Definitions and Reference Terms. In addition to other terms defined herein, each of the following terms shall have the meaning assigned to it:
“Real Estate Lien Note”: That certain Real Estate Lien Note dated June 21, 2011, executed by Grantor, payable to the order of Lender, in the principal amount of $2,250,000.00, and all renewals, extensions, amendments, rearrangements and replacements thereof, with a maturity date of June 21, 2016.
“Grantor”: ARHC SCTXRTX001, LLC, a Delaware limited liability company, whose mailing address is 5404 Summerhill Road, Texarkana, Texas 75503.

“Lender”: GUARANTY BOND BANK, a state banking company, its successors, legal representatives, agents and assigns, whose address is 2202 St. Michael Drive, Texarkana, Texas 75503.
“Trustee”: Tyson T. Abston, whose address is 2202 St. Michael Drive, Texarkana, Texas 75503, or any successor or substitute appointed and designated as herein provided from time to time acting hereunder.
Section 2.Mortgaged Property. Grantor does hereby GRANT, BARGAIN, SELL, CONVEY, TRANSFER, ASSIGN and SET OVER to Trustee the following: (a) the real estate (herein called the “Land”) described in Exhibit A which is attached hereto and incorporated herein by reference, and Grantor's right, title and interest as Landlord in and to that certain Lease Agreement dated April 26, 2001, between Westminster Texarkana, LP, an Illinois limited partnership, as Lessor, and Texarkana Surgery Center, LP., a Delaware limited partnership, as Lessee, and all amendments, renewals or modifications thereto, for the lease of the Land which Lease Agreement has this day been assigned to Grantor; (b) all of Grantor's right, title and interest in all buildings, facilities and other improvements located Land (“Improvements”); (c) All of Grantor's right, title and interest under the Lease and all security deposits, if any, that Grantor is holding pursuant to the Lease; (d) All of Grantor's right, title and interest in all machinery, furniture, equipment and items of personal property of Grantor attached or appurtenant to, located on or used in the ownership, use, operation or maintenance of the Property or the Improvements (“Personalty); (e) All of Grantor's right, title and interest, if any, to any unpaid award for (1) any taking or condemnation of the Land or any portion thereof, or (2) any damage to the Land or the Improvements by reason of a change of grade of any street or highway; (f) All of Grantor's right, title and interest, to all easements, licenses, rights and appurtenances relating to any of the foregoing; (g) All of Grantor's right, title and interest in and to any warranties, trademarks, logos (including any federal or state trademark or tradename registrations), or other identifying name or mark now used in connection with the Land or Improvements, but expressly excluding any such property to the extent owned by Tenant and any rights or intellectual property related to or including the name “Westminster” (“Intangible Property”); and (ii) other interests of every kind and character which Grantor now has or hereafter acquires in, to or for the benefit of the properties, rights, titles and interests referred to above in this Section 1.2 and all property used or useful in connection therewith, including but not limited to rights of ingress and egress and remainders, reversions and reversionary rights or interests; and if the estate of Grantor in any of the property referred to above in this Section 1.2 is a leasehold estate this conveyance shall include the lien and security interest created hereby and shall encumber and extend to all other or additional title, estates, interests or rights which are now owned or may hereafter be acquired by Grantor in or to the property demised under the lease creating the leasehold estate; TO HAVE AND TO HOLD the foregoing rights, interests and properties, and all rights, estates, powers and privileges appurtenant thereto (herein collectively called the “Mortgaged Property”), unto Trustee, and his successors or substitutes in this trust, and to his or their successors and assigns, in trust, however, upon the terms, provisions and conditions herein set forth.
Section 3.Notes, Loan Documents, Other Obligations. This Deed of Trust is made to secure and enforce the payment and performance of the Real Estate Lien Note and all other notes given in substitution therefor or in modification, supplement, increase, renewal or extension thereof, in whole or in part; said Real Estate Lien Note being hereinafter collectively called the “Note”, and Lender, or the substitute holder or holders at the time in question of the Note or any part thereof or interest therein or any of the secured indebtedness, as hereinafter defined, being herein called “Holder”; all indebtedness and other obligations owed to Holder now or hereafter incurred or arising pursuant to or permitted by the provisions of the Note, this Deed of Trust, or any other document now or hereafter evidencing, governing, guaranteeing or securing the secured indebtedness, as hereinafter defined, or any part thereof or otherwise executed in connection with the loans evidenced by the Note, including all other documents, and any other loan or credit agreement, tri-party financing agreement or other agreement between Grantor and Holder, or among Grantor, Holder and any other party or parties, pertaining to the repayment or use of the proceeds of the loans evidenced by the Note (the Note, this Deed of Trust, and all other documents, as they or any of them may have been or may be from time to time renewed, extended, supplemented, increased or modified, being herein sometimes collectively called the “Loan Documents”. In addition, this Deed of Trust shall secure all other loans and future advances made by Holder to Grantor and all other debts, obligations and liabilities of Grantor of every kind and character now or hereafter existing in favor of Holder, whether direct or indirect, primary or secondary, joint or several, fixed or contingent, secured or unsecured, and whether originally payable to Holder or to a third party and subsequently acquired by Holder, it being contemplated that Grantor may hereafter become indebted to Holder for such further debts, obligations and liabilities; provided, however, and notwithstanding the foregoing, this Deed of Trust shall not secure any such other loan, advance, debt, obligation or liability with respect to which Holder is by applicable law prohibited from obtaining a lien on real estate nor shall this provision operate or be effective to constitute or require any assumption or payment by any person, in any way, of any debt of any other person to the extent that the same would violate or exceed the limit provided in any applicable usury or other law. The indebtedness referred to in this Section 1.3 and all renewals, extensions, increases and modifications thereof, and all substitutions therefor, in whole or in part, are hereinafter sometimes referred to as the “secured indebtedness” or the “indebtedness secured hereby”.
Article 3 - Representations, Warranties and Covenants
Section 1.Grantor represents, warrants and covenants as follows:
(a)Payment and Performance. Grantor will make due and punctual payment of the secured indebtedness. Grantor will timely and properly perform and comply with all of the covenants, agreements and conditions imposed upon it by this Deed of Trust and the other Loan Documents and will not permit a default (hereinafter defined) to occur hereunder or thereunder. Time shall be of the essence in this Deed of Trust with respect to all of Grantor's obligations hereunder.
(b)Title and Permitted Encumbrances. Grantor has, in Grantor's own right, and Grantor covenants to maintain, lawful, good and indefeasible title to the Mortgaged Property, free and clear of all liens, charges, claims, security interests, and encumbrances, except for (i) the matters, if any, set forth under the heading “Permitted Encumbrances” in Exhibit B which is attached hereto and incorporated herein by reference, which are Permitted Encumbrances only to the extent the same are valid and subsisting and affect the Mortgaged Property, (ii) the liens and security interests evidenced by this Deed of Trust, (iii) statutory liens on the Mortgaged Property for ad valorem taxes and standby fees which are not yet delinquent, and (iv) other liens and security interests (if any) in favor of Lender (the matters described in the foregoing clauses (i), (ii), (iii) and (iv) being herein called the “Permitted Encumbrances”). Grantor, and Grantor's successors and assigns, will warrant and defend title to the Mortgaged Property, subject as aforesaid, against the claims and demands of all persons claiming or to claim the same or any part thereof. Grantor will punctually pay, perform, observe and keep or cause to be paid, performed, observed or kept all covenants, obligations, and conditions in or pursuant to any Permitted Encumbrance and will not modify or permit modifications of any Permitted Encumbrance without the prior written consent of Holder, inclusion of any matter as a Permitted Encumbrance does not constitute approval or waiver by Holder of any existing or future violation or other breach thereof by Grantor, by the Mortgaged Property or otherwise. No part of the Mortgaged Property constitutes all or any part of the homestead of Grantor. If any right or interest of Holder in the Mortgaged Property or any part thereof shall be endangered or questioned or shall be attacked directly or indirectly, Trustee and Holder, or either of them (whether or not named as parties to legal proceedings with respect thereto), are hereby authorized and empowered to take such steps as in their discretion may be proper for the defense of any such legal proceedings or the protection of such right or interest of Holder, including but not limited to the employment of independent counsel, the prosecution of or defense of litigation, and the compromise or discharge of adverse claims. All expenditures so made of every kind and character shall be a demand obligation (which obligation Grantor hereby promises to pay) owing by Grantor to Holder or Trustee (as the case may be), and the party (Holder or Trustee, as the case may be) making such expenditure shall be subrogated to all rights of the person receiving such payment.
(c)Reserve for Insurance, Taxes and Assessments. Grantor will pay, or cause to be paid, all taxes, assessments, insurance premiums and other charges or levies imposed upon or against or with respect to the Mortgaged Property or the ownership, use, occupancy or enjoyment of any portion thereof, or any utility service thereto, as the same become due and payable, including but not limited to all ad valorem taxes assessed against the Mortgaged Property or any part thereof, and shall deliver promptly to Holder such evidence of the payment thereof as Holder may require. Alternatively, if an Event of Default occurs, to secure Grantor's obligations referred to above, but not in lieu of such obligations, Grantor will deposit with Holder in a segregated , interest-bearing account a sum equal to ad valorem taxes, assessments and charges (which charges for the purpose of this paragraph shall include without limitation any recurring charge which could result in a lien against the Mortgaged Property) against the Mortgaged Property for the current year and the premiums for such policies of insurance for the current year, all as estimated by Holder and prorated to the end of the calendar month following the month during which Holder's request is made, and thereafter will deposit with Holder, on each date when an installment of principal and/or interest is due on the Note, sufficient funds (as estimated from time to time by Holder) to permit Holder to pay at least fifteen (15) days prior to the due date thereof, the next maturing ad valorem taxes, assessments, and charges and premiums for such policies of insurance. Holder shall have the right to rely upon tax information furnished by applicable taxing authorities in the payment of such taxes or assessments and shall have no obligation to make any protest of any such taxes or assessments. Any excess over the amounts required for such purposes shall be held by Holder for future use, applied to any secured indebtedness or refunded to Grantor, at Holder's option, and any deficiency in such funds so deposited shall be made up by Grantor upon demand of Holder. All such funds so deposited shall bear no interest, may be mingled with the general funds of Holder, and shall be applied by Holder toward the payment of such taxes, assessments, charges and premiums when statements therefor are presented to Holder by Grantor which statements shall be presented by Grantor to Holder a reasonable time before the applicable amount is due; provided, however, if an Event of Default shall have occurred, such funds may at Holder's option be applied to the payment of the secured indebtedness in the order determined by Holder in its sole discretion, and that Holder may, at any time, in its discretion, apply all or any part of such funds toward the payment of any such taxes, assessments, charges or premiums that are past due, together with any penalties or late charges with respect thereto. The conveyance or transfer of Grantor's interest in the Mortgaged Property for any reason (including without limitation the foreclosure of a subordinate lien or security interest or a transfer by operation of law) shall constitute an assignment or transfer of Grantor's interest in and rights to such funds held by Holder under this paragraph, but subject to the rights of Holder hereunder.
(d)Insurance. Grantor shall obtain and maintain or cause to be obtained and maintained, at Grantor's sole expense: (i) mortgage title insurance issued to Holder covering the Premises as required by Holder; and (ii) a policy of fire insurance with standard extended coverage endorsements on a replacement basis for the full insurable value covering all improvements of Grantor on the real estate in an amount sufficient to avoid application of any coinsurance clause, and with a standard mortgage clause in favor of Holder. Grantor shall also procure and maintain comprehensive general liability insurance in such coverage amounts as Holder may request with Trustee and Holder being named as additional insureds in such liability insurance policies. Additionally, Grantor shall maintain such other insurance, including but not limited to hazard, business interruption, and boiler insurance, as Holder may reasonably require. A copy of the original policy and a satisfactory certificate of insurance shall be delivered to Holder at the time of execution of this Deed of Trust, with premiums fully paid, and each renewal or substitute policy (or certificate) shall be delivered to Holder, with premiums fully paid, at least ten (10) days before the termination of the policy it renews or replaces. Grantor shall pay all premiums on policies required hereunder as they become due and payable and promptly deliver to Holder evidence satisfactory to Holder of the timely payment thereof. If any loss occurs at any time when Grantor has failed to perform Grantor's covenants and agreements in this Section, Holder shall nevertheless be entitled to the benefit of all insurance covering the loss and held by or for Grantor, to the same extent as if it had been made payable to Holder. Upon any foreclosure hereof or transfer of title to the Mortgaged Property in extinguishment of the whole or any part of the secured indebtedness, all of Grantor's right, title and interest in and to the insurance policies referred to in this Section (including unearned premiums) and all proceeds payable thereunder shall thereupon vest in the purchaser at foreclosure or other such transferee, to the extent permissible under such policies. Holder shall have the right (but not the obligation) to pay any premiums, to make proof of loss for, settle and adjust any claim under, and receive the proceeds of, all insurance for loss of or damage to the Mortgaged Property, and the reasonable expenses incurred by Holder in the adjustment and collection of insurance proceeds shall be a part of the secured indebtedness and shall be due and payable to Holder on demand. Holder shall not be, under any circumstances, liable or responsible for failure to collect or exercise diligence in the collection of any of such proceeds or for failure to see to the proper application of any amount paid over to Grantor. Any such proceeds received by Holder shall, after deduction therefrom of all reasonable expenses actually incurred by Holder, including attorneys' fees, be applied (upon compliance with such terms and conditions as may be required by Holder) to repair or restoration, either partly or entirely, of the Mortgaged Property so damaged. If there should exist an Event of Default as defined in the Note and this Deed of Trust at the time of proceeds are received by Holder, such proceeds shall be applied to the payment of the secured indebtedness in such order and manner as Holder, in its sole discretion, may elect. In any event, the unpaid portion of the secured indebtedness shall remain in full force and effect, and the payment thereof shall not be excused.
(e)Condemnation. Grantor shall notify Holder immediately of any threatened or pending proceeding for condemnation affecting the Mortgaged Property or arising out of damage to the Mortgaged Property, and Grantor shall, at Grantor's expense, diligently prosecute any such proceedings. Holder shall have the right (but not the obligation) to participate in any such proceeding and to be represented by counsel of its own choice. Holder shall be entitled to receive all sums that may be awarded or become payable to Grantor for the condemnation of the Mortgaged Property, or any part thereof, for public or quasi-public use, or by virtue of private sale in lieu thereof, and any sums which may be awarded or become payable to Grantor for injury or damage to the Mortgaged Property. Grantor shall, promptly upon request of Holder, execute such additional assignments and other documents as may be necessary from time to time permit such participation and to enable Holder to collect and receipt for any such sums. All such sums are hereby assigned to Holder, and shall, after deduction therefrom of all reasonable expenses actually incurred by Holder, including attorneys' fees, at Holder's option be (i) released to Grantor, or (ii) applied (upon compliance with such terms and conditions as may be required by Holder) to repair or restoration or the Mortgaged Property so affected, or (iii) applied to the payment of the secured indebtedness in such order and manner as Holder, in its sole discretion, may elect, whether or not due. In any event the unpaid portion of the secured indebtedness shall remain in full force and effect, and the payment thereof shall not be excused. Holder shall not be, under any circumstances, liable or responsible for failure to collect or to exercise diligence in the collection of such sum or for failure to see to the proper application of any amount paid over to Grantor. Holder is hereby authorized, in the name of Grantor, to execute and deliver valid acquittances for, and to appeal from, any such award, judgment or decree.
(f)Compliance with Legal Requirements. The Mortgaged Property and the use, operation and maintenance thereof do and shall (i) comply in all material respects with all applicable laws, rules, ordinances, codes, regulations and orders, including the Americans with Disabilities Act and the Texas Architectural Barriers Act, and (ii) comply with all, and not violate any, easements, restrictions, agreements, covenants and conditions affecting the Mortgaged Property (all of the foregoing herein sometimes collectively called “Legal Requirements”). The Mortgaged Property is not, and shall not be, dependent on any other property or premises or any interest therein other than the Mortgaged Property to fulfill any requirement of any Legal Requirement. Grantor shall not, by any act or omission, permit any building or other improvement not subject to the lien of this Deed of Trust to rely on the Mortgaged Property or any interest therein to fulfill any requirement of any Legal Requirement. To the knowledge of Grantor, no part of the Mortgaged Property constitutes a nonconforming use under any zoning law or similar law or ordinance. To the knowledge of Grantor, there has been obtained and Grantor shall preserve in force or cause to be preserved in force all requisite zoning, utility, building, health and operating permits from the governmental authorities having jurisdiction over the Mortgaged Property. If Grantor receives a notice or claim from any person that the Mortgaged Property, or the use, operation or maintenance thereof, is not in compliance with any Legal Requirement, Grantor will promptly furnish a copy of such notice or claim to Holder.
(g)Maintenance, Repair and Restoration. Grantor will keep or cause to be kept the Mortgaged Property in good order, repair, operating condition and appearance, causing all necessary repairs, renewals, replacements, additions and improvements to be promptly made, and will not allow any of the Mortgaged Property to be misused, abused or wasted or to deteriorate. Notwithstanding the foregoing, Grantor will not, without the prior written consent of Holder, (i) remove from the Mortgaged Property any fixtures or personal property covered by this Deed of Trust except such as is replaced by Grantor by an article of equal suitability and value, owned by Grantor, free and clear of any lien or security interest (except that created by this Deed of Trust), or (ii) make any structural alteration to the Mortgaged Property, or any other alteration thereto, that impairs the value thereof unless required by law. If any act or occurrence of any kind or nature (including any condemnation or any casualty for which insurance was not obtained or obtainable) shall result in damage to or loss or destruction of the Mortgaged Property, Grantor shall (1) give prompt notice thereof to Holder and (2) promptly, at Grantor's sole cost and expense and regardless of whether insurance or condemnation proceeds (if any) shall be available or sufficient for the purpose, commence and continue diligently to completion to restore, repair, replace and rebuild the Mortgaged Property as nearly as possible to its value, condition and character immediately prior to the damage, loss or destruction.
(h)No Other Liens. Grantor will not, without the prior written consent of Holder, create, place or permit to be created or placed, or through any act or failure to act, acquiesce in the placing of, or allow to remain, any deed of trust, mortgage, voluntary or involuntary, whether statutory, constitutional or contractual, security interest, encumbrance or charge, or conditional sale or other title retention document, against or covering the Mortgaged Property, or any part thereof, other than the Permitted Encumbrances, regardless of whether the same are expressly or otherwise subordinate to the lien or security interest created in this Deed of Trust, and should any of the foregoing become attached hereafter in any manner to any part of the Mortgaged Property without the prior written consent of Holder, Grantor will cause the same to be promptly discharged and released. Grantor will own all parts of the Mortgaged Property and will not acquire any fixtures, equipment or other property forming a part of the Mortgaged Property pursuant to a lease, license or similar agreement, without the prior written consent of Holder. If Holder consents to the voluntary grant by Grantor of any lien, security interest or other encumbrance (hereinafter called “Subordinate Deed of Trust”) covering any of the Mortgaged Property or if the foregoing prohibition is determined by a court of competent jurisdiction to be unenforceable as to a Subordinate Deed of Trust, any such Subordinate Deed of Trust shall contain express covenants to the effect that: (i) the Subordinate Deed of Trust is unconditionally subordinate to this Deed of Trust; (ii) if any action (whether judicial or pursuant to the power of sale) shall be instituted to foreclose or otherwise enforce the Subordinate Deed of Trust, no tenant of any of the Leases (hereinafter defined) shall be named as a party defendant, and no action shall be taken that would terminate any occupancy or tenancy without the prior written consent of Holder; (iii) Rents (hereinafter defined), if collected by or for the holder of the Subordinate Deed of Trust, shall be applied first to the payment of the secured indebtedness then due and expenses incurred in the ownership, operation and maintenance of the Mortgaged Property in such order as Holder may determine, prior to being applied to any indebtedness secured by the Subordinate Deed of Trust; and (iv) written notice of default under the Subordinate Deed of Trust and written notice of the commencement of any action (whether judicial or pursuant to the power of sale) to foreclose or otherwise enforce the Subordinate Deed of Trust shall be given to Holder with or immediately after the occurrence of any such default or commencement.

(i)Operation of Mortgaged Property. Grantor will operate the Mortgaged Property in a good and workmanlike manner and in accordance with all Legal Requirements and will pay all fees or charges of any kind in connection therewith. Grantor will keep the Mortgaged Property occupied so as not to impair the insurance carried thereon. Grantor will not use or occupy, or allow the use or occupancy of, the Mortgaged Property in any manner which violates any Legal Requirement or which constitutes a public or private nuisance or which makes void, voidable or cancelable, or increases the premium of, any insurance then in force with respect thereto. Grantor will not initiate or permit any zoning reclassification of the Mortgaged Property or seek any variance under existing zoning ordinances applicable to the Mortgaged Property or use or permit the use of the Mortgaged Property in such a manner that would result in such use becoming a nonconforming use under applicable zoning ordinances or other Legal Requirements. Grantor will not impose any restrictive covenants or encumbrances upon the Mortgaged Property, execute or file any subdivision plat affecting the Mortgaged Property, or consent to the annexation of the Mortgaged Property to any municipality, without the prior written consent of Holder. Grantor will not do or suffer to be done any act whereby the value of any part of the Mortgaged Property may be lessened. Without the prior written consent of Holder, there shall be no drilling or exploration for or extraction, removal or production of any mineral, hydrocarbon, gas, natural element, compound or substance (including sand and gravel) from the surface or subsurface of the Land, regardless of the depth thereof or the method of mining or extraction thereof. Grantor will cause all debts and liabilities of any character (including without limitation all debts and liabilities for labor, material and equipment and all debts and charges for utilities servicing the Mortgaged Property) incurred in the construction, maintenance, operation and development of the Mortgaged Property to be promptly paid.
(j)Financial Matters. Grantor is solvent and no proceeding under any Debtor Relief Law is pending (or, to Grantor's knowledge, threatened) by or against Grantor, or any affiliate of Grantor, as a debtor. All reports, statements and other data heretofore furnished or hereinafter to be furnished by or on behalf of Grantor to Holder in connection with the loan evidenced by the Loan Documents (including, without limitation, all financial statements and financial information) are and will be true and correct in all material respects as of their respective dates and do not and will not omit to state any fact or circumstance necessary to make the statements contained therein not misleading. No material adverse change has occurred in the financial condition of Grantor since the dates of such reports, statements and other data. For the purposes of this paragraph, “Grantor” shall also include any person liable directly or indirectly for the secured indebtedness or any part thereof and any joint venturer or general partner of Grantor.
(k)Status of Grantor; Loan Documents. If and where applicable, Grantor is and will continue to be (i) duly authorized, validly existing and in good standing under the laws of its state of organization; (ii) authorized to do business in, and in good standing in, each state in which the Mortgaged Property is located; and (iii) possessed of all requisite power and authority to carry on its business and to own and operate the Mortgaged Property. Grantor shall continuously maintain its franchises and licenses, file all applicable tax returns and reports and pay applicable taxes. Each Loan Document executed by Grantor has been duly authorized, executed and delivered by Grantor, and the obligations thereunder and the performance thereof by Grantor in accordance with their terms are and will continue to be within Grantor's power and authority (without the necessity of joinder or consent of any other person), are not and will not be in contravention of any law, agreement or restriction of any type to which Grantor to the Mortgaged Property is subject, and do not and will not result in the creation of any encumbrances against any assets or properties of Grantor except as expressly contemplated by the Loan Documents. The Loan Documents constitute legal, valid and binding obligations of Grantor enforceable in accordance with their terms, except as limited by Debtor Relief Laws and except as the availability of certain remedies may be limited by general equitable principles. Grantor is not a “foreign person” within the meaning of the Internal Revenue Code of 1986, as amended (hereinafter called the “Code”), Sections 1445 and 7701 (i.e., Grantor is not a non‑resident alien, foreign corporation, foreign partnership, foreign trust or foreign estate as those terms are defined in the Code and any regulations promulgated thereunder). The loan evidenced by the Note is solely for business purposes, and are not for personal, family, household or agricultural purposes. Grantor will not cause or permit any change to be made in its name, identity, or corporate or partnership structure, unless Grantor shall have notified Holder of such change at least thirty (30) days prior to the effective date of such change, and shall have first taken all action required by Holder for the purpose of further perfecting or protecting the lien and security interest of Holder in the Mortgaged Property. Grantor's principal place of business and chief executive office, and the place where Grantor keeps its books and records concerning the Mortgaged Property has for the preceding four (4) months been and will continue to be the address of Grantor set forth at the end of this Deed of Trust. Grantor will notify Holder of any change of address.
(l)Further Assurances. Grantor will, promptly on request of Holder, (i) correct any defect, error or omission which may be discovered in the contents, execution or acknowledgment of this Deed of Trust or any other Loan Document; (ii) execute, acknowledge, deliver, procure and record and/or file such further documents (including, without limitation, further deeds of trust, security agreements, financing statements, continuation statements, and assignments of rents or leases) and do such further acts as may be necessary, desirable or proper to carry out more effectively the purposes of this Deed of Trust and the other Loan Documents, to more fully identify and subject to the liens and security interests hereof any property intended to be covered hereby (including specifically, but without limitation, any renewals, additions, substitutions, replacements, or appurtenances to the Mortgaged Property) or as deemed advisable by Holder to protect the lien or the security interest hereunder against the rights or interests of third persons; and (iii) provide such certificates, documents, reports, information, affidavits, and other instruments and do such further acts as may be necessary, desirable or proper in the reasonable determination of Holder to enable Holder to comply with the requirements or requests of any agency having jurisdiction over Holder or any examiners of such agencies with respect to the indebtedness secured hereby, Grantor or the Mortgaged Property. Grantor shall pay all costs connected with any of the foregoing.
(m)Fees and Expenses; Indemnification. Grantor will pay all appraisal fees, filing and recording fees, taxes, brokerage fees and commissions, abstract fees, title policy fees, uniform commercial code search fees, escrow fees, attorneys' fees, and all other costs and expense of every character incurred by Grantor or Holder in connection with the closing of the loan evidenced by the Loan Documents and any and all other amendments, supplements or modifications to such loan transactions, or otherwise attributable or chargeable to Grantor as owner of the Mortgaged Property, and will reimburse Holder for all such cost and expenses incurred by it. Grantor shall pay all expenses and reimburse Trustee and Holder for all expenditures, including reasonable attorneys' fees and expenses, incurred or expended in connection with (i) the breach by Grantor of any covenants, agreement, warranty or condition contained herein or in any other Loan Document; (ii) Holder's exercise of any of its rights and remedies hereunder or under any other Loan Document or Holder's protection of the Mortgaged Property or Holder's liens and security interests therein, or (iii) any amendments to this Deed of Trust, the Note or any other Loan Document or any matter requested by Grantor or any approval required hereunder. Grantor will indemnify and hold harmless Trustee and Holder (for purposes of this paragraph, the terms “Trustee” and “Holder” shall include the directors, officers, partners, employees and agents of Trustee and Holder, respectively, and any person or entities owned or controlled by, owning or controlling, or under common control or affiliated with Trustee and Holder, respectively) from and against, and reimburse them for, all claims, demands, liabilities, losses, damages (including, without limitation, consequential damages), causes of action, judgments, penalties, costs and expenses (including, without limitation, reasonable attorneys' fees and expenses) which may be imposed upon, asserted against or incurred or paid by Holder and/or Trustee by reason of, on account of, in connection with, or arising out of: (a) any bodily injury or death or property damage occurring in or upon or in the vicinity of the Mortgaged Property through any cause whatsoever; (b) any act performed or omitted to be performed hereunder or the breach of any representation or warranty herein; and (c) any transaction, act, omission, event or circumstance arising out of or in any way connected with the Mortgaged Property or with this Deed of Trust or any other Loan Document. Without limitation, the foregoing indemnities shall apply to each indemnified party with respect to claims, demands, losses, damages

(including consequential damages), liabilities, causes of action, judgment, penalties, costs and expenses (including attorneys' fees and court costs) which in whole or in part are caused by or arise out of the negligence of such (and/or any other) indemnified party; provided, however, that such indemnities shall not apply to a particular indemnified party to the extent the subject of the indemnification is caused by or arises out of the affirmative act, gross negligence or willful misconduct of that indemnified party. The “Release Date” as used herein shall mean the earlier of the following two dates: (1) the date on which the indebtedness and obligations secured hereby have been paid and performed in full and this Deed of Trust has been released; or (2) the date on which the lien of this Deed of Trust is fully and finally foreclosed or a conveyance by deed in lieu of such foreclosure is fully and finally effective and possession of the Mortgaged Property has been given to the purchaser or Holder free of occupancy and claims to occupancy by Grantor and Grantor's heirs, devisees, representatives, successors and assigns (other than tenants); provided, if such payment, performance, release, foreclosure or conveyance is challenged, in bankruptcy proceedings or otherwise, the Release Date shall be deemed not to have occurred until such challenge is rejected, dismissed or withdrawn with prejudice. The foregoing indemnities shall not terminate upon the Release Date or upon the release, foreclosure, or other termination of this Deed of Trust, but will survive the Release Date, foreclosure of this Deed of Trust or conveyance in lieu of foreclosure, and the repayment of the secured indebtedness and the discharge and release of this Deed of Trust and the other Loan Documents. Any amount to be paid under this paragraph by Grantor to Holder and/or Trustee shall be a demand obligation owing by Grantor (which Grantor hereby promises to pay) to Holder and/or Trustee pursuant to this Deed of Trust.
(n)Records and Financial Reports. Grantor will keep accurate books and records in accordance with GAAP (Generally Accepted Accounting Principles) in which full, true and correct entries shall be promptly made with respect to the Mortgaged Property and the operation thereof, and will permit all such books and records to be inspected and copied, and the Mortgaged Property to be inspected and photographed, by Holder and its representatives upon reasonable notice during normal business hours, provided such inspections will not be more than once a year unless an Event of Default has occurred and is continuing. Grantor will furnish to Holder at Grantor's expense all evidence including without limitation, profit and loss statements regarding operation of the Mortgaged Property, which Holder may from time to time reasonably request as to compliance with all provisions of the Loan Documents. Any inspection or audit of the Mortgaged Property or the books and records of Grantor, or the procuring of documents and financial and other information, by or on behalf of Holder shall be for Holder's protection only, and shall not constitute any assumption of responsibility to Grantor or anyone else with regard to the condition, construction, maintenance, or operation of the Mortgaged Property, nor Holder's approval of any certification given to Holder nor relieve Grantor of any of Grantor's obligations. Grantor consents to the delivery by Holder to any acquirer or prospective acquirer of any interest or participation in or with respect to all or part of the secured indebtedness such information as Holder now or hereafter has relating to the Mortgaged Property, Grantor, any party obligated for payment of any part of the secured indebtedness, any tenant or guarantor under any lease affecting any part of the Mortgaged Property and any agent or guarantor under any management agreement affecting any part of the Mortgaged Property.
(o)Taxes on Notes or Deed of Trust. Grantor will promptly pay all income, franchise and other taxes owing by Grantor and any stamp taxes or other taxes (unless such payment by Grantor is prohibited by law) that may be required to be paid with respect to the Notes, this Deed of Trust or any other Loan Document. In the event of the enactment after this date of any law of any governmental entity applicable to Holder, the Notes, the Mortgaged Property or this Deed of Trust deducting from the value of the property for the purpose of taxation any lien or security interest thereon, or imposing upon Holder the payment of the whole or any part of the taxes or assessments or charges or liens herein required to be paid by Grantor, or changing in any way the laws relating to the taxation of deeds of trust or mortgages or security agreements or debts secured by deeds of trust or mortgages or security agreements or the interest of the mortgagee or secured party in the Mortgaged Property covered thereby, or the manner of collection of such taxes, so as to affect this Deed of Trust or the indebtedness secured hereby or Holder, then, and in any such event, Grantor, upon demand by Holder, shall pay such taxes, assessments, charges or liens, or reimburse Holder therefor; provided, however, that if in the opinion of counsel for Holder (i) it might be unlawful to require Grantor to make such payment or (ii) the making of such payment might result in the imposition of interest beyond the maximum amount permitted by law, then and in such event, Holder may elect, by notice in writing given to Grantor, to declare all of the indebtedness secured hereby to be and become due and payable sixty (60) days from the giving of such notice.
(p)Statement Concerning Notices or Deed of Trust. Grantor shall at any time and from time to time furnish within seven (7) days of request by Holder a written statement in such form as may be required by Holder stating: (i) that the Note, this Deed of Trust and the other instruments securing the payment of the Note are valid and binding obligations of Grantor, enforceable against Grantor in accordance with their terms; (ii) the unpaid principal balance of the Note; (iii) the date to which interest on the Note is paid; (iv) that the Note, this Deed of Trust and the other Loan Documents have not been released, subordinated or modified; and (v) that there are no offsets or defenses against the enforcement of the Note, this Deed of Trust or any other Loan Document. If any of the foregoing statements are untrue, Grantor shall, alternatively, specify the reasons therefor.
(q)Appraisals. Holder shall obtain at Grantor's expense (i) the Initial Appraisal and (ii) an Appraisal of the Mortgaged Property if an Event of Default occurs or if such Appraisal is required as the result of a bank examination, audit, review or applicable bank regulation. Each such Appraisal shall be (A) prepared in accordance with written instructions from Holder by a third-party appraiser selected and directly engaged by Holder, and (B) otherwise satisfactory to Holder (including satisfaction of all applicable Legal Requirements). The costs of each such Appraisal shall be payable by Grantor to Holder on demand (which obligation Grantor hereby promises to pay).
Section 2.Performance by Holder on Grantor's Behalf. Grantor agrees that, if Grantor fails to perform any act or to take any action under which any Loan Document Grantor is required to perform or take, or to pay any money which under any Loan Document Grantor is required to pay, and whether or not the failure then constitutes a default hereunder or thereunder, and whether or not there has occurred any default or defaults hereunder or the secured indebtedness has been accelerated, Holder, in Grantor's name or its own name, may, but shall not be obligated to, perform or cause to be performed such act or take such action or pay such money, and any expenses so incurred by Holder and any money so paid by Holder shall be a demand obligation owing by Grantor to Holder (which obligation Grantor hereby promises to pay), shall be a part of the indebtedness secured hereby, and Holder, upon making such payment, shall be subrogated to all of the rights of the person, entity or body politic receiving such payment. Holder shall have the right to enter upon the Mortgaged Property for any such purposes. No such payment or performance by Holder shall waive or cure any default or waive any right, remedy or recourse of Holder hereunder or under any other Loan Document. Any such payment may be made by Holder in reliance on any statement, invoice or claim without inquiry into the validity or accuracy thereof. Each amount due and owing by Grantor to Holder under the Note secured by this Deed of Trust shall bear interest, from the date such amount becomes due until paid, at the rate per annum provided in such Note for interest on past due principal owed on such Note but never in excess of the maximum nonusurious amount permitted by applicable law; and all such amounts, together with such interest thereon, shall automatically and without notice be a part of the indebtedness secured hereby. The amount and nature of any expense by Holder hereunder and the time when paid shall be fully established by the certificate of Holder or any of Holder's officers or agents.
Section 3.Absence of Obligation of Holder with Respect to Mortgaged Property. Notwithstanding anything in this Deed of Trust to the contrary, including, without limitation, the definition of “Mortgaged Property” and/or the provisions of Article 3 hereof, (i) to the extent permitted by applicable law, the Mortgaged Property is composed of Grantor's rights, title and interests therein but not Grantor's obligations, duties or liabilities pertaining thereto; (ii) Holder neither assumes nor shall have any obligations, duties or liabilities in connection with any portion of the items described in connection with the definition of “Mortgaged Property” herein, either prior to or after obtaining title to such Mortgaged Property, whether by foreclosure sale, the granting of a deed of lieu of foreclosure or otherwise; and (iii) Holder may, at any time prior to or after the acquisition of title to any portion of the Mortgaged Property as above described, advise any party in writing as to the extent of Holder's interest therein and/or expressly disaffirm in writing any rights, interests, obligations, duties and/or liabilities with respect to such Mortgaged Property or matters related thereto. Without limiting the generality of the foregoing, it is understood and agreed that Holder shall have no obligations, duties or liabilities prior to or after acquisition of title to any portion of the Mortgaged Property, as lessee under any lease or purchase or seller under any contract or option unless Holder elects otherwise by written notification.
Section 4.Possession and Maintenance of the Mortgaged Property. Grantor shall maintain or cause to be maintained the Mortgaged Property in tenantable condition and promptly perform or cause to be performed all repairs, replacements and maintenance necessary to preserve its value.
Section 5.Hazardous Substances. The terms “hazardous waste”, “hazardous substance,” “disposal,” “release,” and “threatened release,” as used in this Deed of Trust, shall have the same meanings as set forth in the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended, 42 U.S.C. Section 9601, et seq. (“CERCLA”), the Superfund Amendments and Reauthorization Act of 1986, Pub. L. No. 99-499 (“SARA”), the Hazardous Materials Transportation Act, 49 U.S.C. Section 1801, et seq., the Resource Conservation and Recovery Act, 49 U.S.C. Section 6901, et seq., or other applicable state or Federal laws, rules, or regulations adopted pursuant to any of the foregoing. The terms “hazardous waste” and “hazardous substance” shall also include, without limitation, petroleum and petroleum by-products or any fraction thereof and asbestos. Grantor represents and warrants to Holder that: (a) During the period of Grantor's ownership of the Mortgaged Property, there has been no use, generation, manufacture, storage, treatment, disposal, release or threatened release of any hazardous waste or substances by any person on, under, or about the Mortgaged Property; (b) Grantor has no actual knowledge of, or reason to believe that there has been (i) any use, generation, manufacture, storage, treatment, disposal, release, or threatened release of any hazardous waste or substance by any prior owners or occupants of the Mortgaged Property in violation of applicable law, or (ii) any actual or threatened litigation or claims of any kind by any person relating to such matters; and (c) neither Grantor nor any tenant, contractor, agent or other authorized user of the Mortgaged Property shall use, generate, manufacture, store, treat, dispose of, or release any hazardous waste or substance on, under, or about the Mortgaged Property, except in compliance with all applicable federal, state, and local laws, regulations and ordinances, including without limitation those laws, regulations, and ordinances described above. In the event Holder has reason to believe a violation has occurred, Grantor authorizes Holder and its agents to enter upon the Mortgaged Property to make such inspections and tests, at Grantor's expense, as Holder may deem appropriate to determine compliance of the Mortgaged Property with this section of the Deed of Trust. Any inspections or tests made by Holder shall be for Holder's purposes only and shall not be construed to create any responsibility or liability on the part of Holder to Grantor or to any other person. Copies of any such inspections or tests shall be provided to Grantor. The representations and warranties contained herein are based on Grantor's actual knowledge. Grantor hereby (a) releases and waives any future claims against Holder for indemnity or contribution in the event Grantor becomes liable for cleanup or other costs under any such laws, and (b) agrees to indemnify and hold harmless Holder against any and all claims, losses, liabilities, damages, penalties, and expenses which Holder may directly or indirectly sustain or suffer resulting from a breach of this section of the Deed of Trust or as a consequence of any use, generation, manufacture, storage, disposal, release or threatened release occurring prior to Trustee's ownership or interest in the Mortgaged Property, whether or not the same was or should have been known to Grantor. The provisions of this section of the Deed of Trust, including the obligation to indemnify, shall survive the payment of the indebtedness and the satisfaction and reconveyance of lien of this Deed of Trust and shall not be affected by Holder's acquisition of any interest in the Mortgaged Property, whether by foreclosure or otherwise; provided, however, that Grantor shall have no liability to Holder with respect to matters or events that occur after Holder's acquisition of the Mortgaged Property.

Article 4 - Assignment of Leases and Rents
Section 1.Assignment. Grantor does hereby absolutely and unconditionally assign, transfer and set over to Holder all Rents (hereinafter defined), to be applied by Holder in payment of the secured indebtedness, and the rights (but not the obligations) of Grantor under any Leases (hereinafter defined). Holder may waive or release the security interest in the Leases hereby granted to Holder without waiving or releasing the security interest in Rents hereby granted to Holder. Notwithstanding any provision of this Deed of Trust or any other Loan Documents which might be construed to the contrary, the assignment in this Section is an absolute assignment and not merely a security interest; however, Holder's rights as to the assignment shall be exercised only upon the occurrence of a default. Prior to an Event of Default, Grantor shall have a license to collect and receive all Rents as trustee for the benefit of Holder and Grantor, and Grantor shall apply the funds so collected first to the payment of the secured indebtedness in such a manner as Holder elects and thereafter to the account of Grantor. Upon the occurrence of a default hereunder, Holder shall have the right, power and privilege (but shall be under no duty) to terminate such license, and upon termination, Holder shall be entitled to immediate possession of all Rents regardless of the value of the security of the secured indebtedness and regardless of whether Holder has initiated any action to take possession of any portion of the Mortgaged Property. In the event that a court of competent jurisdiction determines that, notwithstanding the expressed intent of the parties, Holder's interest in the Rents constitutes a lien on or security interest in or pledge of the Rents, it is agreed and understood that any notice to Grantor after the occurrence of a default, advising Grantor of the revocation of Grantor's license to collect such Rents, shall be sufficient action by Holder to (i) perfect such lien on or security interest in or pledge of the Rents; (ii) take possession of the Rents; and (iii) entitle Holder to immediate and direct payment of the Rents, for application as provided in this Deed of Trust, all without the necessity of further action by Holder, including, without limitation, any action to obtain possession of the Land, Improvements, or any other portion of the Mortgaged Property. Grantor hereby authorizes and directs the tenants under the Leases to pay Rents to Holder upon written demand by Holder, without further consent of Grantor and regardless of whether Holder has taken possession of any other portion of the Mortgaged Property, and the tenants may rely upon any written statement delivered by Holder to the tenants. Any such payment to Holder shall constitute payment to Grantor under the Leases, and Grantor hereby appoints Holder as Grantor's attorney-in-fact for giving, and Holder is hereby empowered to give, acquittances to any tenants for such payments to Holder after a default. Upon request by Holder, Grantor shall deliver to Holder executed originals of all Leases and copies of all records relating thereto. There shall be no merger of the leasehold estates created by the leases with the fee estate of the Land without the prior written consent of Holder. The assignment contained in this Section shall become null and void upon the release of this Deed of Trust. As used herein: (1) “Lease” means any existing or future lease, sublease or other agreement under the terms of which any person has or acquires any right to occupy or use the Mortgaged Property, or any part thereof, or interest therein, and all extensions, renewals, modifications, and replacements thereof; and (2) “Rents” means all of the rents, revenue, income, profits, and proceeds to be derived from the Mortgaged Property or arising from the use or enjoyment of any portion thereof or from any Lease, including but not limited to liquidated damages following default under any such Lease, all proceeds payable under any policy of insurance covering loss of rents resulting from untenantability caused by damage to any part of the Mortgaged Property, all of Grantor's rights to recover monetary amounts from any tenant in bankruptcy, including without limitation, rights of recovery for use and occupancy and damage claims arising out of Lease defaults, including rejections, under any applicable Debtor Relief Law, together with any sums of money that may now or at any time hereafter be or become due and payable to Grantor by virtue of any and all royalties, overriding royalties, bonuses, delay rentals and any other amount of any kind or character arising under any and all present and all future, oil, gas and mining leases covering the Mortgaged Property or any part thereof, and all proceeds and other amounts paid or owing to Grantor under or pursuant to any and all contracts and bonds relating to the construction, erection or renovation of the Mortgaged Property.
Section 2.Covenants, Representations and Warranties Concerning Leases and Rents. Grantor

covenants, represents and warrants that: (i) Grantor has good title to the Leases and Rents hereby assigned and authority to assign them, and no other person has or will acquire any right, title or interest to such Rents or Leases; (ii) unless otherwise stated herein, no Leases or Rents have been or will be assigned, mortgaged or pledged; (iii) no Rents have been or will be anticipated, waived, released, discounted, set off or compromised; (iv) except as stated in the Leases, Grantor has not received any funds or deposits from any tenant for which credit has not already been made on account of accrued Rents; (v) Grantor shall perform all of its obligations under the Leases and enforce the tenants' obligations under the Leases to the extent enforcement is prudent under the circumstances; (vi) Grantor shall not terminate or consent to the cancellation or surrender of any Lease having an unexpired term of one (1) year or more unless promptly after the cancellation or surrender a new Lease (on a form of lease acceptable to Holder in its sole discretion) of such premises is made with a new tenant having a credit standing acceptable to Holder, in Holder's sole judgment; (vii) Grantor shall not execute any Lease of all or any substantial portion of the Mortgaged Property except for actual occupancy by the tenant thereunder; (viii) Grantor shall defend, at Grantor's expense, any proceeding pertaining to any Lease, including, if Holder so requests, any such proceeding to which Holder is a party; (ix) Grantor shall as often as requested by Holder, within ten (10) days of each request, deliver to Holder a complete rent roll of the Mortgaged Property in such detail as Holder may require; and (x) Grantor shall not receive or collect Rents more than one (1) month in advance).
Section 3.No Liability of Holder. Holder's acceptance of this assignment shall not, prior to entry upon and taking possession of the Mortgaged Property by Holder, be deemed to constitute Holder a “mortgagee in possession,” nor obligate Holder to appear in or defend any proceeding relating to any lease or to the Mortgaged Property, or to take any action hereunder, expend any money, incur any expenses, or perform any obligation or liability under any lease, or assume any obligation for any deposit delivered by Grantor by any tenant and not delivered to Holder. Holder shall not be liable for any injury or damage to person or property in or about the Mortgaged Property. Neither the enforcement of Holder's rights regarding Leases and Rents (including collection of Rents) nor the possession of the Mortgaged Property by Holder (nor both), shall render Holder liable on any obligation under any Lease. Holder neither has nor assumes any obligations as lessor or landlord with respect to any Lease.
Section 4.Absolute Obligation to Pay Notes. The assignment of Leases and Rents does not constitute payment. Nothing herein contained shall detract from or limit the obligations to make prompt payment of the Note, and any and all other secured indebtedness, at the time and in the manner provided in the Note and in the other Loan Documents, regardless of whether the Leases and Rents herein assigned are sufficient to pay same, and the rights under this Article 3 shall be cumulative of all other rights of Holder under the Loan Documents.
Article 5 - Default
Section 1.Events of Default. The occurrence of any one of the following shall be a default under this Deed of Trust (“default”):
(a)Failure to Pay Indebtedness. Any of the secured indebtedness is not paid when due and such default continues for a period of ten (10) days.
(b)Due on Sale - Consent by Holder. Holder may, at its option, declare immediately due and payable all sums secured by this Deed of Trust upon the sale or transfer, without the Holder's prior written consent, of all or any part of the Mortgaged Property, or any interest in the Mortgaged Property. A “sale or transfer” means the conveyance of Mortgaged Property or any right, title, or interest therein; whether legal, beneficial or equitable; whether voluntary or involuntary; whether by outright sale, deed, installment sale contract, land contract, contract for deed, leasehold interest, lease-option contract, or by sale, assignment, or transfer of any beneficial interest in or to any land trust holding title to the Mortgaged Property, or by any other method of conveyance of Mortgaged Property interest. If any Grantor is a corporation, partnership or limited liability company, transfer also includes any percentage change in ownership interest of the voting stock; partnership interests or limited liability company interests, as the case may be, of Grantor.

(c)Nonperformance of Covenants. Any covenant, agreement or condition herein or in any other Loan Document (other than covenants otherwise addressed in another paragraph of this Section, such as covenants to pay any of the secured indebtedness) is not fully and timely performed, observed or kept, and such failure is not cured within thirty (30) days after written notice from Holder or such longer period as provided in the Real Estate Lien Note or any other Loan Document.
(d)Other Loan Documents. A default or event of default occurs under any Loan Document, other than this Deed of Trust, and the same is not remedied within the applicable period of grace (if any) provided in such Loan Documents.
Section 2.Notice and Cure. If any provision of this Deed of Trust or any other Loan Document provides for Holder to give to Grantor any notice regarding a default or incipient default, then if Holder shall fail to give such notice to Grantor as provided, the sole and exclusive remedy of Grantor for such failure shall be to seek appropriate equitable relief to enforce the agreement to give such notice and to have any acceleration of the maturity of the Notes and the secured indebtedness postponed or revoked and foreclosure proceedings in connection therewith delayed or terminated pending or upon the curing of such default in the manner and during the period of time permitted by such agreement, if any, and Grantor shall have no right to damages or any other type of relief not herein specifically set out against Holder, all of which damages or other relief are hereby waived by Grantor. Nothing herein or in any other Loan Document shall operate or be construed to add on or make cumulative any cure or grace periods specified in any of the Loan Documents.
Article 6 - Remedies
Section 1.Certain Remedies. If a default shall occur, Holder may exercise any one or more of the following remedies without notice (unless notice is required by applicable statute or is otherwise expressly and specifically required herein or in any other Loan Document):
(a)Acceleration. Upon the occurrence of any default, Holder at any time and from time to time may without notice to Grantor or any other person declare any or all of the secured indebtedness immediately due and payable and all such secured indebtedness shall thereupon be immediately due and payable, without presentment, demand, protest, notice of protest, notice of acceleration or of intention to accelerate or any other notice or declaration of any kind, all of which are hereby expressly waived by Grantor.
(b)Enforcement of Assignment of Rents. Prior or subsequent to taking possession of any portion of the Mortgaged Property or taking any action with respect to such possession, Holder may: (i) collect and/or sue for the Rents in Holder's own name, give receipts and releases therefor, and after deduction all expenses of collection including attorneys' fees and expenses, apply the net proceeds thereof to any secured indebtedness as Holder may elect and/or to the operation and management of the Mortgaged Property, including the payment of management brokerage and attorneys' fees and expenses; and (ii) require Grantor to transfer all security deposits and records thereof to Holder together with original counterparts of the Leases.
(c)Foreclosure. Upon the occurrence of a default, Trustee, or his successor or substitute, is authorized and empowered and it shall be his special duty at the request of Holder to sell the Mortgaged Property or any part thereof situated in the State of Texas, at the courthouse of any county (whether or not the counties in which the Mortgaged Property is located are contiguous, if the Mortgaged Property is located in more than one county) in the State of Texas in which any part of the Mortgaged Property is situated, at public venue to the highest bidder for cash between the hours of ten o'clock a.m. and four o'clock p.m. (the starting time for said sale being specifically referred to in such notice and such sale to be held within three (3) hours thereafter) on the first Tuesday in any month or at such other place, time and date as provided by the statutes of the State of Texas then in force governing sales of real estate under powers of sale conferred by Deed of Trust, after having given notice of such sale in accordance with such statutes. Any sale made by Trustee hereunder may be as an entirety or in such parcels as Holder may request. To the extent permitted by applicable law, any sale may be adjourned by announcement at the time and place appointed for such sale without further notice except as may be required by law. The sale by Trustee of less than the whole of the Mortgaged Property shall not exhaust the power of the sale herein granted, and Trustee is specifically empowered to make a successive sale or sales under such power until the whole of the Mortgaged Property shall be sold; and, if the proceeds of such sale of less than the whole of the Mortgaged Property shall be less than the aggregate of the indebtedness secured hereby and the expense of executing this trust as provided herein, this Deed of Trust and the lien hereof shall remain in full force and effect as to the unsold portion of the Mortgaged Property just as though no sale had been made; provided, however, that Grantor shall never have any right to require the sale of less than the whole of the Mortgaged Property but Holder shall have the right, at its sole election, to request Trustee to sell less than the whole of the Mortgaged Property. Trustee may, after any request or direction by Holder, sell not only the real property but also the Collateral and other interest which are a part of the Mortgaged Property, or any part thereof, as a unit and as a part of a single sale, or may sell any part of the Mortgaged Property separately from the remainder of the Mortgaged Property. It shall not be necessary for the Trustee to have taken possession of any part of the Mortgaged Property or to have present or to exhibit at any sale any of the Collateral. After each sale, Trustee shall make to the purchaser or purchasers at such sale good and sufficient conveyances in the name of Grantor, conveying the Mortgaged Property so sold to the purchaser or purchasers with general warranty of title by Grantor, subject to the Permitted Encumbrances (and to such leases and other matters, if any, as Trustee may elect upon request of Holder), and shall receive the proceeds of said sale or sales and apply the same as herein provided. Payment of the purchase price to Trustee shall satisfy the obligation of purchaser at such sale therefor, and such purchaser shall not be responsible for the application thereof. The power of sale granted herein shall not be exhausted by any sale held hereunder by Trustee or his substitute or successor, and such power of sale may be exercised from time to time and as many times as Holder may deem necessary until all of the Mortgaged Property has been duly sold and all secured indebtedness has been fully paid. In the event any sale hereunder is not completed or is defective in the opinion of Holder, such sale shall not exhaust the power of sale hereunder and Holder shall have the right to cause a subsequent sale or sales to be made hereunder. Any and all statements of fact or other recitals made in any deed or deeds given by Trustee or any successor or substitute appointed hereunder as to nonpayment of the secured indebtedness or as to the occurrence of any default, or as to Holder's having declared all of said indebtedness to be due and payable, or as to the request to sell, or as to notice of the time, place and terms of sale and the properties to be sold having been duly given, or as to the refusal, failure or inability to act of Trustee or any substitute or successor trustee, or as to the appointment of any substitute or successor trustee, or as to any other act or thing having been duly done by Holder or by such Trustee, substitute or successor or substitute may appoint or delegate any one or more persons as agent to perform any act or acts necessary or incident to any sale held by Trustee, including the posting of notices and the conduct of sale, but in the name and on behalf of Trustee, his successor or substitute. If Trustee or his successor or substitute shall have given notice of sale hereunder, any successor or substitute Trustee thereafter appointed may complete the sale and the conveyance of the Mortgaged Property pursuant thereto as if such notice had been given by the successor or substitute Trustee conducting the sale.
(d)Lawsuits. Holder may proceed by a suit or suits in equity or at law, whether for the specific performance of any covenant or agreement herein contained or in aid of the execution of any power herein granted, or for any foreclosure hereunder or for the sale of the Mortgaged Property under the judgment or decree of any court or courts of competent jurisdiction.
(e)Entry on Mortgaged Property. Holder is authorized, prior or subsequent to the institution of any foreclosure proceedings, to enter upon the Mortgaged Property, or any part thereof, and to take possession of the Mortgaged Property and all books and records relating thereto, and to exercise without interference form Grantor any and all rights which Grantor has with respect to the management, possession, operation, protection or preservation of the Mortgaged Property. All costs, expenses and liabilities of every character incurred by Holder in managing, operating, maintaining, protecting or preserving the Mortgaged Property shall constitute a demand obligation of Grantor (which obligation Grantor hereby promises to pay) to Holder pursuant to this Deed of Trust. If necessary to obtain the possession provided for above, Holder may invoke any and all remedies to dispossess Grantor. In connection with any action taken by Holder pursuant to this Section, Holder shall not be liable for any loss sustained by Grantor resulting from any act or omission of Holder in managing the Mortgaged Property, EXPRESSLY INCLUDING ANY NEGLIGENT ACTS OR OMISSIONS OF HOLDER, unless such loss is caused by the willful misconduct or gross negligence of Holder, nor shall Holder be obligated to perform or discharge any obligation, duty or liability of Grantor arising under any agreement forming a part of the Mortgaged Property or arising under any Permitted Encumbrance or otherwise arising. Grantor hereby assents to, ratifies and confirms any and all actions of Holder with respect to the Mortgaged Property taken under this Section.
(f)Receiver. Holder shall as a matter of right be entitled to the appointment of a receiver or receivers for all or any part of the Mortgaged Property, whether such receivership be incident to a proposed sale (or sales) of such Mortgaged Property or otherwise, and without regard to the value of the Mortgaged Property or the solvency of any person or persons liable for the payment of the indebtedness secured hereby, and Grantor does hereby irrevocably consent to the appointment of such receiver or receivers, waivers any and all defenses to such appointment, agrees not to oppose any application therefor by Holder, and agrees that such appointment shall in no manner impair, prejudice or otherwise affect the rights of Holder to application of Rents as provided in Article 3 hereof. Any such receiver shall have all the usual powers and duties of receivers in similar cases, including the full power to rent, maintain and otherwise operate the Mortgaged Property upon such terms as may be approved by the court, and shall apply the Rents in accordance with the provisions of Section 3.1. Nothing herein is to be construed to deprive Holder of any other right, remedy or privilege it may have under the law to have a receiver appointed. Any money advanced by Holder in connection with any such receivership shall be a demand obligation (which obligation Grantor hereby promises to pay) owing by Grantor to Holder pursuant to this Deed of Trust.
(g)Other Rights and Remedies. Holder may exercise any and all other rights and remedies which Holder may have under the Loan Documents, or at law or in equity or otherwise.
Section 2.Effective as Mortgage. This instrument shall be effective as a mortgage as well as a deed of trust and upon the occurrence of a default may be foreclosed as to any of the Mortgaged Property in any manner permitted by applicable law, and any foreclosure suit may be brought by Trustee or by Holder; and to the extent, if any, required to cause this instrument to be so effective as a mortgage as well as a deed of trust, Grantor hereby mortgages the Mortgaged Property to Holder. In the event a foreclosure hereunder shall be commenced by Trustee, or his substitute or successor, Holder may at any time before the sale of the Mortgaged Property direct Trustee to abandon the sale, and may then institute suit for the collection of the Note and/or any other secured indebtedness, and for the foreclosure of this Deed of Trust. It is agreed that if Holder should institute a suit for the collection of the Note or any other secured indebtedness and for the foreclosure of this Deed of Trust, Holder may at any time before the entry of a final judgment in said suit dismiss the same, and require Trustee, his substitute or successor to sell the Mortgaged Property in accordance with the provisions of this Deed of Trust.
Section 3.Proceeds of Foreclosure. The proceeds of any sale held by Trustee or Holder or any receiver or public officer in foreclosure of the liens and security interests evidenced hereby shall be applied: FIRST, to the payment of all necessary costs and expenses incident to such foreclosure sale, including but not limited to all attorneys' fees and legal expenses, and all court costs and charges of every character in the event foreclosed by suit, and a reasonable fee (not exceeding five percent (5%) of the gross proceeds of such sale) to Trustee acting under the provisions of paragraph (c) of Section 5.1 if foreclosed by power of sale as provided in said paragraph (c); SECOND, to the payment of the secured indebtedness (including specifically without limitation the principal, accrued interest and attorneys' fees due and unpaid on the Notes and the amounts due and unpaid and owed to Holder under this Deed of Trust) in such manner and order as Holder may elect; and THIRD, the remainder, if any, shall be paid to Grantor, or to Grantor's heirs, devisees, representatives, successors or assigns, or such other persons as may be entitled thereto by law;

provided, however, that if Holder is uncertain which person or persons are so entitled, Holder may interplead such remainder in any court of competent jurisdiction, and the amount of any attorneys' fees, court costs and expenses incurred in such action shall be deemed to be a portion of the secured indebtedness, reimbursable (without limitation) from such remainder.
Section 4.Holder as Purchaser. Holder shall have the right to become the purchaser at any sale held by Trustee or his substitute or successor or by any receiver or public officer or at any public sale, and any Holder purchasing at any such sale shall have the right to credit upon the amount of the bid made therefor, to the extent necessary to satisfy such bid, the secured indebtedness owing to such Holder, or if such Holder holds less than all of such indebtedness, the pro rata part thereof owing to such Holder, accounting to all other Holders not joining in such bid in cash for the portion of such bid apportionable to such nonbidding Holder or Holders.
Section 5.Foreclosure as to Matured Debt. Upon the occurrence of a default, Holder shall have the right to proceed with foreclosure (judicial or nonjudicial) of the liens hereunder without declaring the entire secured indebtedness due, and in such event any such foreclosure sale may be made subject to the unmatured part of the secured indebtedness, but as to such unmatured part this Deed of Trust shall remain in full force and effect just as though no sale had been made. The proceeds of such sale shall be applied as provided in Section 5.3, except that the amount paid under clause SECOND thereof shall be only the matured portion of the secured indebtedness and any proceeds of such sale in excess of those provided for in clause FIRST and SECOND (modified as provided above) shall be applied to the prepayment (without penalty) of any other secured indebtedness in such manner and order and to such extent as Holder deems advisable, and the remainder, if any, shall be applied as provided in clause THIRD of Section 5.3. Several sales may be made hereunder without exhausting the right of sale for any unmatured part of the secured indebtedness.
Section 6.Remedies Cumulative. All remedies provided for herein and in any other Loan Document are cumulative of each other and of any and all other remedies existing at law or in equity, and Trustee and Holder shall, in addition to the remedies provided herein or in any other Loan Document, be entitled to avail themselves of all such other remedies as may now or hereafter exist at law or in equity for the collection of the secured indebtedness and the enforcement of the covenants herein and the foreclosure of the liens and security interests evidenced hereby, and the resort to any remedy provided for hereunder or under any such other Loan Document or provided for by law or in equity shall not prevent the concurrent or subsequent employment of any other appropriate remedy or remedies.
Section 7.Holder's Discretion as to Security. Holder may resort to any security given by this Deed of Trust or to any other security now existing or hereafter given to secure the payment of the secured indebtedness, in whole or in part, and in such portions and in such order as may seen best to Holder in its sole and uncontrolled discretion.
Article 7 - Miscellaneous
Section 1.Scope of Deed of Trust. This Deed of Trust is a deed of trust and mortgage of both real and personal property, a security agreement, a financing statement and an assignment, and also covers proceeds and fixtures.
Section 2.Notice to Account Debtors. In addition to the rights granted elsewhere in this Deed of Trust, Holder may upon the occurrence of a default notify the account debtors or obligors of any accounts, chattel paper, negotiable instruments or other evidences of indebtedness included in the Collateral to pay Holder directly.
Section 3.Waiver by Holder. Holder may at any time and from time to time by a specific writing intended for the purpose: (a) waive compliance by Grantor with any covenant herein made by Grantor to the extent and in the manner specified in such writing; (b) consent to Grantor's doing any act which hereunder Grantor is prohibited from doing, or to Grantor's failing to do any act which hereunder Grantor is required to do, to the extent and in the manner specified in such writing; (c) release any part of the Mortgaged Property or any interest therein from the lien and security interest of this Deed of Trust, without the joinder of Trustee; or (d) release any party liable, either directly or indirectly, for the secured indebtedness or for any covenant herein or in any other Loan Document, without impairing or releasing the liability of any other party. No such act shall in any way affect the rights or powers of Holder or Trustee hereunder except to the extent specifically agreed to by Holder in such writing.
Section 4.No Impairment of Security. The lien, security interest and other security rights of Holder hereunder shall not be impaired by any indulgence, moratorium or release granted by Holder including, but not limited to, any renewal, extension or modification which Holder may grant with respect to any secured indebtedness, or any surrender, compromise, release, renewal, extension, exchange or substitution which Holder may grant in respect of the Mortgaged Property, or any part thereof or any interest therein, or any release or indulgence granted to any endorser, guarantor or surety of any secured indebtedness. The taking of additional security by Holder shall not release or impair the lien, security interest or other security rights of Holder hereunder or affect the liability of Grantor or of any endorser, guarantor or surety, or improve the right of any junior lienholder in the Mortgaged Property (without implying hereby Holder's consent to any junior lien).
Section 5.Acts Not Constituting Waiver by Holder. Holder may waive any default without waiving any other prior or subsequent default. Holder may remedy any default without waiving the default remedied. Neither failure by Holder to exercise, nor delay by Holder in exercising, any right power or remedy upon any default shall be construed as a waiver of such default or as a waiver of the right to exercise any such right, power or remedy at a later date. No single or partial exercise by Holder of any right, power or remedy hereunder shall exhaust the same or shall preclude any other or further exercise thereof, and every such right, power or remedy hereunder may be exercised at any time and from time to time. No modification or waiver of any provision hereof nor consent to any departure by Grantor therefrom shall in any event be effective unless the same shall be in writing and signed by Holder and then such waiver or consent shall be effective only in the specific instance, for the purpose for which given and to the extent therein specified. No notice to nor demand on Grantor in any case shall of itself entitle Grantor to any other or further notice or demand in similar or other circumstances. Remittances in payment of any part of the secured indebtedness other than in the required amount in immediately available U.S. funds shall not, regardless of any receipt or credit issued therefor, constitute payment until the required amount is actually received by Holder in immediately available U.S. funds and shall be made and accepted subject to the condition that any check or draft may be handled for collection in accordance with the practice of the collecting bank or banks. Acceptance by Holder of any payment in any amount less than the amount then due on any secured indebtedness shall be deemed an acceptance on account only and shall not in any way excuse the existence of a default hereunder.
Section 6.Grantor's Successors. If the ownership of the Mortgaged Property or any part thereof becomes vested in a person other than Grantor, Holder may, without notice to Grantor, deal with such successor or successors in interest with reference to this Deed of Trust and to the indebtedness secured hereby in the same manner as with Grantor, without in any way vitiating or discharging Grantor's liability hereunder or for the payment of the indebtedness or performance of the obligations secured hereby. No transfer of the Mortgaged Property, no forbearance on the part of Holder, and no extension of the time for the payment of the indebtedness secured hereby given by Holder shall operate to release, discharge, modify, change or affect, in whole or in part, the liability of Grantor hereunder for the payment of the indebtedness or performance of the obligations secured hereby or the liability of any other person hereunder for the payment of the indebtedness secured hereby. Grantor agrees that it shall be bound by any modification of this Deed of Trust or any of the other Loan Documents made by Holder and any subsequent owner of the Mortgaged Property, with or without notice to Grantor, and no such modifications shall impair the obligations of Grantor under this Deed of Trust or any other Loan Document. Nothing in this Section or elsewhere in this Deed of Trust shall be construed to imply Holder's consent to any transfer of the Mortgaged Property.
Section 7.Place of Payment; Forum. All secured indebtedness that may be owing hereunder at any time by Grantor shall be payable at the place designated in the Note (or if no such designation is made, at the address of Holder indicated at the end of this Deed of Trust). Grantor hereby irrevocably submits generally and unconditionally for itself and in respect of this Mortgaged Property, in the case of state court litigation, to the non-exclusive jurisdiction of any Texas state court sitting in the County of Bowie, Texas, and in the case of federal court litigation, to the non-exclusive jurisdiction of any United States District Court for the Eastern District of Texas, Texarkana Division, as well as to the non-exclusive jurisdiction of any state or United States District Court for the Eastern District of Texas, Texarkana Division, as well as to the nonexclusive jurisdiction of any state or United States federal court sitting in the state in which any of the Mortgaged Property is located, over any suit action or proceeding arising out of or relating to this Deed of Trust or the secured indebtedness. THE PARTIES TO THIS DEED OF TRUST DO WAIVE ANY RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING BASED ON OR PERTAINING TO THIS DEED OF TRUST AND THE LOAN DOCUMENTS. Grantor hereby agrees and consents that, in addition to any methods of service of process provided for under applicable law, all service of process in any such suit action or proceeding in any Texas state court, or any United States federal court, sitting in the City of Texarkana, Texas, may be made by certified or registered mail, return receipt requested, directed to Grantor at its address stated in this Deed of Trust, or at a subsequent address of which Holder received actual notice from Grantor in accordance with this Deed of Trust, and service so made shall be complete five (5) days after the same shall have been so mailed.
Section 8.Subrogation to Existing Liens; Vendor's Lien. To the extent that proceeds of the Notes will be used to pay indebtedness secured by any outstanding lien, security interest, charge or prior encumbrance against the Mortgaged Property, such proceeds have been advanced by Holder at Grantor's request, and Holder shall be subrogated to any and all rights, security interests and liens owned by any owner or holder of such outstanding liens, security interests, charges or encumbrances, however remote, irrespective of whether said liens, security interests, charges or encumbrances are released, and all of the same are recognized as valid and subsisting and are renewed and continued and merged herein to secure the secured indebtedness, but the terms and provisions of this Deed of Trust shall govern and control the manner and terms of enforcement of the liens, security interests, charges and encumbrances to which Holder is subrogated hereunder. It is expressly understood that, in consideration of the payment of such indebtedness by Holder, Grantor hereby waives and releases all demands and causes of action for offsets and payments in connection with the said indebtedness. If all or any portion of the proceeds of the loans evidenced by the Notes or of any secured indebtedness has been advanced for the purpose of paying the purchase price for all or a part of the Mortgaged Property, no vendor's lien is waived; and Holder shall have, and is hereby granted, a vendor's lien on the Mortgaged Property as cumulative additional security for the secured indebtedness. Holder may foreclose under this Deed of Trust or under the vendor's lien without waiving the other or may foreclose under both.
Section 9.Application of Payments to Certain Indebtedness. If any part of the secured indebtedness cannot be lawfully secured by this Deed of Trust or if any part of the Mortgaged Property cannot be lawfully subject to the lien and security interest hereof to the full extent of such indebtedness, then all payments made shall be applied on said indebtedness first in discharge of that portion thereof which is not secured by this Deed of Trust.
Section 10.Compliance with Usury Laws. It is the intent of Grantor and Holder and all other parties to the Loan Documents to conform to and contract in strict compliance with applicable usury law from time to time in effect. All agreements between Holder and Grantor (or any other party liable with respect to any indebtedness under the Loan Documents) are hereby limited by the provisions of this Section which shall override and control all such agreements, whether now existing or hereafter arising and whether written or oral. In no way, nor in any event or contingency (including but not limited to prepayment, default, demand for payment, or acceleration of the maturity of any obligation), shall the interest contacted for, charged or received under this Deed of Trust, the Notes or otherwise, exceed the maximum amount permissible under applicable law. If, from any possible construction of any document, interest would otherwise by payable in excess of the maximum lawful amount, any such construction shall be subject to the provisions of this Section and such document shall be automatically reformed and the interest payable shall be automatically reduced to the maximum amount permitted under applicable law, without the necessity of execution of any amendment or new document. If Holder shall ever receive anything of value which is characterized as interest under applicable law and which would apart from this provision be in excess of the maximum lawful amount, an amount equal to the amount which would have been excessive interest shall, without penalty, be applied to the reduction of the principal amount owing on the secured indebtedness in the inverse order of its maturity and not to the payment of interest, or refunded to Grantor or the other payor thereof if and to the extent such amount which would have been excessive exceeds such unpaid principal. The right to accelerate maturity of the Notes or any of the secured indebtedness does not include the right to accelerate any interest which has not otherwise accrued on the date of such acceleration, and Holder does not intend to charge or receive any unearned interest in the event of acceleration. All interest paid or agreed to be paid to Holder shall, to the extent permitted by applicable law, be amortized, prorated, allocated and spread throughout the full stated term (including any renewal or extension) of such indebtedness so that the amount of interest on account of such indebtedness does not exceed the maximum permitted by applicable law. As used in this Section, the term “applicable law” shall mean the laws of the State of Texas or the federal laws of the United States applicable to this transaction, whichever laws allow the greater interest, as such laws now exist or may be changed or amended or come into effect in the future.
Section 11.Substitute Trustee. The Trustee may resign by an instrument in writing addressed to Holder, or Trustee may be removed at any time with or without cause by an instrument in writing executed by Holder (it being specifically acknowledged by Grantor that the term “Holder” includes any agent or other legal representative of Lender, as such term is defined in Section 1.1, for the purposes of this Section 6.12 and any other provision of this Deed of Trust referring or pertaining to Holder). In case of the death, resignation, removal, or disqualification of Trustee, or if for any reason Holder shall deem it desirable to appoint a substitute or successor trustee to act instead of the herein named trustee or any substitute or successor trustee, then Holder shall have the right and is hereby authorized and empowered to appoint a successor trustee, or a substitute trustee, without other formality than appointment and designation in writing executed by Holder, and the authority hereby conferred shall extend to the appointment of other successor and substitute trustees successively until the indebtedness secured hereby has been paid in full or until the Mortgaged Property is fully and finally sold hereunder. In the event that the secured indebtedness is owned by more than one person or entity, the holder or holders, or their agent or other legal representatives, of not less than a majority in the amount of such indebtedness shall have the right and authority to make the appointment of a successor substitute trustee as provided for in the preceding sentence or to remove Trustee as provided in the first sentence of this Section. Such appointment and designation by Holder, or by the holder or holders of not less than a majority of the indebtedness secured hereby, or their agent or other legal representatives, shall be full evidence of the right and authority to make the same and of all facts therein recited. If the party making such appointment is a corporation or association and such appointment is executed on its behalf by an officer of such corporation or association such appointment shall be conclusively presumed to be executed with authority and shall be valid and sufficient without proof of any action by the board of directors or any superior officer of the corporation or association. Upon the making of any such appointment and designation, all of the estate and title of Trustee in the Mortgaged Property shall vest in the named successor or substitute Trustee, and he shall thereupon succeed to, and shall hold, possess and execute, all the rights, powers, privileges, immunities and duties herein conferred upon Trustee; but nevertheless, upon the written request of Holder or of the successor or substitute Trustee, the Trustee ceasing to act shall execute and deliver an instrument transferring to such successor or substitute Trustee all of the estate and title in the Mortgaged Property of the Trustee so ceasing to act, together with all the rights, powers, privileges, immunities and duties herein conferred upon the Trustee, and shall duly assign, transfer and deliver any of the properties and moneys held by said Trustee hereunder to said successor or substitute Trustee. All references herein to “Trustee” shall be deemed to refer to the Trustee (including any successor or substitute appointed and designated as herein provided) from time to time acting hereunder.
Section 12.No Liability of Trustee. Trustee shall not be liable for any error of judgment or act done by Trustee in good faith, or be otherwise responsible or accountable under any circumstances whatsoever (INCLUDING TRUSTEE'S NEGLIGENCE), except for Trustee's gross negligence or willful misconduct. Trustee shall have the right to rely on any instrument, document or signature authorizing or supporting any action taken or proposed to be taken by him hereunder, believed by him in good faith to be genuine. All moneys received by Trustee shall, until used or applied as herein provided, be held in trust for the purposes for which they were received, but need not be segregated in any manner from any other moneys (except to the extent required by law), and Trustee shall be under no liability for interest in any moneys received by him hereunder. Grantor hereby ratifies and confirms any and all acts which the herein named Trustee or his successor or successors, substitute or substitutes, in this trust, shall do lawfully by virtue hereof. Grantor will reimburse Trustee for, and save him harmless against, any and all liability and expenses which may be incurred by him in the performance of this duties, EXPRESSLY INCLUDING ANY AND ALL LIABILITY AND EXPENSES INCURRED AS A RESULT OF TRUSTEE'S OWN NEGLIGENCE (but not Trustee's gross negligence or willful misconduct). The foregoing indemnity shall not terminate upon discharge of the secured indebtedness or foreclosure, or release or other termination, of this Deed of Trust.
Section 13.Release of Deed of Trust. If all of the secured indebtedness be paid as the same becomes due and payable and all of the covenants, warranties, undertakings and agreements made in this Deed of Trust are kept and performed, and all obligations, if any, of Holder for further advances have been terminated, then, and in that event only, all rights under this Deed of Trust shall terminate (except to the extent expressly provided herein with respect to indemnifications, representations and warranties and other rights which are to continue following the release hereof), and the Mortgaged Property shall become wholly clear of the liens, security interests, conveyances and assignments evidenced hereby, and such liens, security interest, conveyances and assignments shall be released by Holder in due form at Grantor's cost. Without limitation, all provisions herein for indemnity of Holder or Trustee shall survive discharge of the secured indebtedness and any foreclosure, release (including a partial release) or termination of this Deed of Trust.
Section 14.Notices. Other than as provided in Section 6.8 above or unless otherwise provided by applicable law, any notice under this Deed of Trust or required by law shall be in writing and shall be effective when actually delivered in accordance with the law or with this Deed of Trust, or the first day after being deposited with a nationally recognized overnight courier, or, if mailed, shall be deemed effective five (5) days after being deposited in the United States mail, certified or registered mail, postage prepaid, directed to the addresses shown near the beginning of this Deed of Trust. Any party may change its address for notices under this Deed of Trust by giving formal written notice to the other parties, specifying that the purposes of the notice is to change the party's address. All copies of notices of foreclosure from the holder of any lien which has priority over this Deed of Trust shall be sent to Holder's address, as shown near the beginning of this Deed of Trust. For notice purposes, Grantor agrees to keep Holder and Trustee informed at all times of Grantor's current address. Notwithstanding any other provisions of this Deed of Trust, all notices given under Texas Property Code Section 51.002, as amended, shall be given as required therein.
Section 15.Invalidity of Certain Provisions. A determination that any provision of this Deed of Trust is unenforceable or invalid shall not affect the enforceability or validity of any of the provision, and the determination that the application of any provision of this Deed of Trust to any person or circumstance is illegal or unenforceable shall not affect the enforceability or validity of such provision as it may apply to other persons or circumstances.
Section 16.Gender; Titles; Construction. Within this Deed of Trust, words of any gender shall be held and construed to include any other gender, words in the singular shall include the plural and words in the plural shall include the singular, unless the context otherwise requires. Titles appearing at the beginning of any subdivisions hereof are for convenience only, do not constitute any part of such subdivisions, and shall be disregarded in construing the language contained in such subdivisions. The use of the words “herein,” “hereof,” “hereunder” and other similar compounds of the word “here” shall refer to this entire Deed of Trust and not to any particular Article, Section, paragraph or provision. All references in this Deed of Trust to Schedules, Exhibits, Articles, Sections, subsections, paragraphs and subparagraphs refer to the respective subdivisions of this Deed of Trust, unless such reference specifically identifies another document. The terms “includes” and “including” shall be interpreted as if followed by the words “without limitation”. All references in this Deed of Trust to sums denominated in dollars or with the symbol “$” refer to the lawful currency of the United States of America, unless such reference specifically identifies another currency. Words importing persons shall include firms, associations, partnerships (including limited partnerships), joint ventures, trusts, corporations and other legal entities, including public or governmental bodies, agencies or instrumentalities, as well as natural persons.
Section 17.Reporting Compliance. Grantor agrees to comply with any and all reporting requirements applicable to the transactions evidenced by the Notes and secured by this Deed of Trust, which are set forth in any law, statute, ordinance, rule regulation, order or determination of any governmental authority, including but not limited to The International Investment Survey Act of 1976, The Agricultural Foreign Investment Disclosure Act of 1978, The Foreign Investment in Real Property Tax Act of 1980 and the Tax Reform Act of 1984 and further agrees upon request of Holder to furnish Holder with evidence of such compliance.
Section 18.Holder's Consent. Except where otherwise expressly provided herein, in any instance hereunder where the approval, consent or the exercise of judgment of Holder is required, the granting or denial of such approval or consent and the exercise of such judgment shall be within the sole discretion of Holder, and Holder shall not, for any reason or to any extent, be required to grant such approval or consent or exercise such judgment in any particular manner, regardless of the reasonableness of either the request of Holder's judgment.
Section 19.Grantor. Unless the context clearly indicates otherwise, as used in this Deed of Trust, “Grantor” means the grantor names in Section 1.1. If any Grantor, or any signatory who signs on behalf of any Grantor, is a corporation, partnership or other legal entity, Grantor and any such signatory, and the person or persons signing for it, represent and warrant to Holder that this instrument is executed, acknowledged and delivered by Grantor's duly authorized representatives.
Section 20.Execution; Recording. This Deed of Trust has been executed in several counterparts, all of which are identical, and all of which counterparts together shall constitute one and the same instrument, but in making proof hereof it shall be necessary only to produce one such counterpart. The date or dates reflected in the acknowledgments hereto indicate the date or dates of actual execution of this Deed of Trust, but such execution is as of the date of this Deed of Trust stated on the first page hereof, and for purposes of identification and reference the date of this Deed of Trust shall be deemed to be the date of this Deed of Trust stated on the first page hereof. Grantor will cause this Deed of Trust and all amendments and supplements thereto and substitutions therefor and all financing statement and continuation statements relating thereto to be recorded, filed, re-recorded and refiled in such manner and in such places as Trustee or Holder shall reasonably request and will pay all such recording, filing, re-recording and refiling taxes, fees and other charges.
Section 21.Successors and Assigns. The terms, provisions covenants and conditions hereof shall be binding upon Grantor, and the representatives, successors and assigns of Grantor, and shall inure to the benefit of Trustee and Holder and their respective heirs, devises, representatives, successors, substitutes and assigns and shall constitute covenants running with the Land. All references in this Deed of Trust to Grantor, Trustee or Holder shall be deemed to include all such representatives, successors, substitutes and assigns. All persons dealing with the Mortgaged Property (other than Grantor) shall be entitled to assume that Lender is the only Holder, and may deal with Lender (including without limitation accepting from or relying upon full or partial releases hereof executed by Lender only) without further inquiry as to the existence of other Holders, until given actual notice of facts to the contrary or until this Deed of Trust is supplemented or amended of record to show the existence of other Holders.
Section 22.Modification or Termination. The Loan Documents may only be modified, supplemented or terminated by a written instrument or instruments intended for that purpose and executed by the party against which enforcement of the modification, supplement or termination is asserted. Any alleged modification, supplement or termination which is not so documented shall not be effective as to any party.
Section 23.No Partnership, etc,. The relationship between Holder and Grantor is solely that of lender and borrower. Holder has no fiduciary or other special relationship with Grantor. Nothing contained in the Loan Documents is intended to create any partnership, joint venture or association between Grantor and Holder or in any way make Holder a co-principal with Grantor with reference to the Mortgaged Property. Any inferences to the contrary of any of the foregoing are hereby expressly negated.
Section 24.Applicable Law. THIS DEED OF TRUST, AND ITS VALIDITY, ENFORCEMENT AND INTERPRETATION, SHALL BE GOVERNED BY THE LAWS OF THE STATE OF TEXAS (WITHOUT REGARD TO ANY CONFLICT OF LAWS PRINCIPLES) AND APPLICABLE UNITED STATES FEDERAL LAW.
Section 25.Entire Agreement. The Loan Documents constitute the entire understanding and agreement between Grantor and Holder with respect to the transactions arising in connection with the indebtedness secured hereby and supersede all prior written or oral understandings and agreements between Grantor and Holder with respect to the matters addressed in the Loan Documents. Grantor hereby acknowledges that, except as incorporated in writing in the Loan Documents, there are not, and were not, and no persons are or were authorized by Holder to make, any representations, understandings, stipulations, agreements or promises, oral or written, with respect to the matters addressed in the Loan Documents.
Section 26.Conflicts. In the event of a conflict between the provisions of the Loan Agreement executed by Grantor of even date herewith and this Deed of Trust and any other Loan Documents, the provisions of the Loan Agreement shall in all instances control.
Section 27.Time is of the Essence. Time is of the essence in the performance of this Deed of Trust.
Section 28.Advancement of Funds. The Note hereby secured by this Deed of Trust, to the extent of the amount of $2,250,000.00, is given in part payment of the purchase price of the real property described herein, and said Note is additionally secured by a Vendor's Lien on said property, which is expressly retained in a Deed of even date herewith, executed by Westminster Texarkana, L.P., an Illinois limited partnership to ARHC SCTXRTX001, LLC., a Delaware limited liability company. This Deed of Trust does not waive the Vendor's Lien, and the two liens and the rights created by this instrument shall be cumulative. Beneficiary may elect to foreclose under either of the liens without waiving the other or may foreclose under both. The Deed referenced hereinabove is hereby incorporated into this Deed of Trust for all purposes.
THIS DEED OF TRUST AND THE OTHER WRITTEN LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.
THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.
IN WITNESS WHEREOF, this instrument is executed by Grantor as of the date first written on page one hereof.
GRANTOR:
ARHC SCTXRTX001, LLC, a Delaware limited liability company

By:	American Realty Capital Healthcare Trust Operating Partnership, L.P., a Delaware limited partnership - Sole Member

By:	American Realty Capital Healthcare Trust, Inc., a Maryland corporation - General Partner
By:
William M. Kahane, President
STATE OF
COUNTY OF
BEFORE ME, the undersigned authority, in and for said County, State, on this day personally appeared William M. Kahane, President of American Realty Capital Healthcare Trust, Inc., a Maryland corporation, as General Partner of American Realty Capital Healthcare Trust Operating Partnership, L.P., a Delaware limited partnership, Sole Member of ARHC SCTXRTX001, LLC, a Delaware limited liability company, known to me to be the person and officer whose name is subscribed to the foregoing instrument and acknowledged to me that the same was the act of the said ARHC SCTXRTX001, LLC, and that he executed the same as the act of the said company for the purpose and consideration therein expressed, and in the capacity therein stated.
GIVEN UNDER MY HAND AND SEAL OF OFFICE, this _______ day of June, 2011.

NOTARY PUBLIC, State of

EXHIBIT A
EXHIBIT B
EXHIBIT C	REAL PROPERTY DESCRIPTION

A portion of parcel No. 1, Block No. 2 of GALLERIA OAKS NO. 1, a subdivision of a part of the M.E.P. & P. Railway Company Survey, A-428, and the A. J. King Headright Survey, A-331, Bowie County, Texas, according to the plat thereof recorded in Volume 1198, Page 35, Real Property Records, Bowie County, Texas, subject tract being a part of a certain 5.00 acre tract of land conveyed by Southwest Interests, Inc., to Texarkana Surgery Center, Inc., by deed dated October 12, 1993, of record in Volume 2937, Page 186, Real Property Records, Bowie County, Texas, being more particularly described by metes and bounds as follows: COMMENCING at the most Northerly Northwest corner of said Galleria Oaks No. 1; THENCE: S 02◦ 06' 30” E, with the upper line of said Galleria Oaks No. 1, 435.14 feet to a point on the South right-of-way line of Moores Lane and the POINT OF BEGINNING for the herein described tract of land, said point being on the North line of the above referenced 5.00 acre tract;
THENCE: N 87◦ 53' 30” E, with the South right-of-way line of said Moores Lane, same being the North line of said 5.00 acre tract, 101.80 feet to a 1/2” rebar found for corner at the Northeast corner of said 5.00 acre tract, said point being the Northwest corner of Lot No. 5, Parcel No. 2, Block No. 2 of said Galleria Oaks Subdivision;
THENCE: S 02◦ 06' 30” E, with the East line of said 5.00 acre tract, same being the West line of said Lot No. 5, 225.20 feet to a 1/2 inch iron pin found for corner at the Southwest corner of said Lot No. 5, said point being the Northwest corner of Lot No. 4;
THENCE: S 14◦ 18' 00” E, with the East line of said 5.00 acre tract, same being the West line of said Lot No. 4, and a portion of Lot No. 3, 242.49 feet to a ½ inch iron pin found for corner at the Southeast corner of said 5.00 acre tract;
THENCE: S 75◦ 42' 00” W, with the South line of said 5.00 acre tract, 334.50 feet to a 1/2 inch iron pin found for corner at the Southeast corner of a certain 1.660 acre tract of land conveyed by Texarkana Surgery Center, Inc., to Southwest Interest, Inc., by deed dated August 29, 1994, of record in Volume 2219, Page 188, Real Property Records, Bowie County, Texas;
THENCE: N 14◦ 11' 40” W, with the East line of said 1.660 acre tract, 282.90 feet to a punch mark set for corner in a concrete parking lot at the Northeast corner of said 1.660 acre tract, said point being on the North line of said 5.00 acre tract and being on the South line of an easement and right-of-way, conveyed to the City of Texarkana, of record in Volume 630, Page 725, Deed Records, Bowie County, Texas, said point also being in a curve to the left; THENCE: Northeasterly, with the North line of said 5.00 acre tract, same being the South line of said easement and right-of-way, having a radius of 167.50 feet (Radius point bears N 34◦ 34' 45” W) through a central angle of 30◦ 25' 11” for a distance of 88.93 feet to a 1/2 inch iron pin found for corner at the end of said curve;
THENCE: N 25◦ 00' 00” E, continuing with the North line of said 5.000 acre tract, same being the South and East line of said easement and right-of-way, 214.84 feet to a 1/2 inch iron pin found for corner at the Northwest corner of said 5.00 acre tract, said point being on the South right-of-way line of said Moores Lane;
THENCE: N 87◦ 53' 30” E, with the North line of said 5.00 acre tract, same being South right-of-way line of said Moores Lane, 76.11 feet to the PLACE OF BEGINNING and containing 3.340 acres of land, more or less.
TOGETHER with a 50.00 foot wide access easement for the purpose of ingress and egress across the North portion of the above referenced 1.660 acre tract, being more particularly described by metes and bounds as follows:
BEGINNING at a 1/2 inch iron pin found for corner at the lower Northwest corner of subject 3.340 acre tract, same being the Northeast corner of said 1.660 acre tract, said point being on the South line of the above referenced easement and right-of-way, said point being in a curve to the right;
THENCE: Southwesterly, with the North line of said 1.660 acre tract, same being the South line of said easement and right-of-way and being along the arc of a curve having a radius of 167.50 feet (radius point bears N 34◦ 34' 45” W), through a central angle of 20◦ 16' 49” for a distance of 59.28 feet to a point at the end of said curve;
THENCE: S 75◦ 42' 00” W, with the North line of said 1.660 acre tract, same being the South line of said easement and right-of-way, 206.52 feet to an iron pin found for corner at the Northwest corner of said 1.660 acre tract, said point being on the East line of F. M. Road No. 1397, Summerhill Road;

THENCE: S 14◦ 11' 40” E, with said right-of-way line, 50.00 feet to a 1/2 inch iron pin found for corner;
THENCE: N 75◦ 42' 00” E, 264.47 feet to a punch mark found for corner in a concrete parking lot on the East line of said 1.660 acre tract;
THENCE: N 14◦ 11' 40” W, with the East line of said 1.660 acre tract, 60.38 feet to the PLACE OF BEGINNING and containing 0.308 acre of land, more or less, being the same easement described in the deed from Texarkana Surgery Center, Inc., to Southwest Interest, Inc., recorded in Volume 2219, Page 188, Real Property Records, Bowie County, Texas.

EXHIBIT D
EXHIBIT E
EXHIBIT F	PERMITTED ENCUMBRANCES

1.	Restrictive covenants of record in Volume 1825, Page 270 of the Real Property Records of Bowie County, Texas.

2.	Any and all easement, building setback lines and all other pertaining matters as shown or stated on Plat(s) recorded in Volume 1198, Page 135, Real Property Records of Bowie County, Texas.

3.	10 foot utility easement as shown on the Plat of Record in Volume 1198, Page 35, Real Property Records of Bowie County, Texas.

4.	20 foot drainage and utility easement as shown on the plat of record in Volume 1198, Page 35, Real Property Records of Bowie County, Texas.

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